Exhibit 99.1

EXECUTION VERSION

SHARE PURCHASE AGREEMENT

Share Purchase Agreement dated October 6, 2016 between CIT Transportation Holdings B.V. (the "Vendor") and 1995370 Alberta Inc. (the "Purchaser", and together with Vendor, the "Parties").

RECITALS

(a)	The Vendor is the registered and beneficial owner of all issued and outstanding shares of CIT Holdings Canada ULC (the "Corporation").
(b)	The Vendor is an indirect wholly-owned subsidiary of CIT Leasing Corporation ("CIT").
(c)	The Purchaser is a wholly-owned subsidiary of Park Aerospace Holdings Limited ("Bidco").
(d)	CIT and Bidco have entered into a purchase agreement (the "Purchase Agreement") concurrently herewith pursuant to which CIT has agreed to sell, and Bidco has agreed to purchase, all of the issued and outstanding shares of C2 Aviation Capital Inc. (the "C2 Sale").
(e)	The Purchase Agreement requires the consummation of the Corporation Sale prior to the consummation of the C2 Sale.
(f)	The Vendor wishes to sell and the Purchaser wishes to purchase all of the issued and outstanding shares of the Corporation (the "Corporation Sale") upon the terms and conditions contained in this Agreement.

In consideration of the above and for other good and valuable consideration, the Parties agree as follows.

Section 1                  Purchase and Sale.

The Vendor hereby agrees to sell, assign and transfer to the Purchaser and the Purchaser hereby agrees to purchase from the Vendor all issued and outstanding shares of the Corporation (the "Purchased Shares").

Section 2                  Purchase Price.

The purchase price payable by the Purchaser to the Vendor for the Purchased Shares is $3,500,000,000. The purchase price shall be paid by the Purchaser by wire transfer of immediately available funds to the Vendor.

Section 3                  Closing.

The closing of the transactions contemplated by this Agreement (the "Closing") shall take place at the offices of Wachtell, Lipton, Rosen & Katz, 51 West 52nd Street, New York, New York 10019, on the Closing Date (as defined in the Purchase Agreement), in the sequence set forth in Section 2.3 of the Purchase Agreement. For greater certainty, the Corporation Sale shall be consummated prior to the C2 Sale.

Section 4	Vendor's Representations and Warranties.

The Vendor represents and warrants as follows to the Purchaser at the date of this Agreement and as of the Closing Date (except to the extent any such representation and warranty is expressly made as of an earlier date, in which case as of such earlier date), and acknowledges and confirms that the Purchaser is relying upon such representations and warranties in connection with the purchase of the Purchased Shares:

(a)	Incorporation and Qualification. The Vendor is a private limited liability company duly incorporated, validly existing and in good standing under the laws of the Netherlands and has the corporate or other organizational power to enter into and perform its obligations under this Agreement;
(b)	Corporate Authority; Execution and Binding Obligation. The execution and delivery of and performance by the Vendor of this Agreement have been authorized by all necessary corporate action on the part of the Vendor. The transfer of the Purchased Shares to the Purchaser has been authorized by all necessary corporate action on the part of the Corporation. This Agreement has been duly executed and delivered by the Vendor and constitutes a legal, valid and binding agreement of the Vendor enforceable against it in accordance with its terms subject to the effect of any applicable laws relating to bankruptcy, reorganization, insolvency, moratorium, fraudulent conveyance or preferential transfers, or similar laws relating to or affecting creditors’ rights generally and subject, as to enforceability, to the effect of general principles of equity (regardless of whether such enforceability is considered in a proceeding at equity or at law);
(c)	Authorized and Issued Capital; Title to Purchased Shares. There are no issued and outstanding shares other than the Purchased Shares and the Purchased Shares have been duly issued and are outstanding as fully paid and non-assessable. All of the Purchased Shares have been issued in compliance with all applicable laws including, without limitation, applicable securities laws. Except for the Purchaser's right under this Agreement, no person has any written or oral agreement, option or warrant or any right or privilege (whether by law, pre-emptive or contractual) capable of becoming such for the purchase or acquisition from the Vendor of any of the Purchased Shares. The Purchased Shares are owned by the Vendor as the registered and beneficial owner with a good title, free and clear of all liens, hypothecs, pledges, charges, claims, security interests, purchase agreements, options, and restrictions on transfer or other encumbrances ("Liens") and upon completion of the transaction contemplated by this Agreement, the Purchaser will have good and valid title to the Purchased Shares, free and clear of all Liens, in each case other than those restrictions on transfer, if any, contained in the articles of the Corporation or under applicable law;
(d)	Securities Laws. The Corporation is not a reporting issuer (as such term is defined in the Securities Act (Alberta)) and there is no published market for the Shares. The Corporation is a "private issuer" as that term is defined in section 2.4(1) of National Instrument 45-106.

Section 5.             Purchaser's Representations and Warranties.

The Purchaser represents and warrants as follows to the Vendor at the date of this Agreement and as of the Closing Date (except to the extent any such representation and warranty is expressly made as of an earlier date, in which case as of such earlier date), and acknowledges and confirms that the Vendor is relying on such representations and warranties in connection with the sale by the Vendor of the Purchased Shares:

(a)	Incorporation and Qualification. The Purchaser is a corporation duly incorporated, validly existing and in good standing under the laws of the province of Alberta. The Purchaser has the corporate power to enter into and perform its obligations under this Agreement;
(b)	Corporate Authority; Execution and Binding Obligation. The execution and delivery of and performance by the Purchaser of this Agreement have been authorized by all necessary corporate action on the part of the Purchaser. This Agreement has been duly executed and delivered by the Purchaser and constitutes a legal, valid and binding agreement of the Purchaser enforceable against it in accordance with its terms subject to the effect of any applicable laws relating to bankruptcy, reorganization, insolvency, moratorium, fraudulent conveyance or preferential transfers, or similar laws relating to or affecting creditors’ rights generally and subject, as to enforceability, to the effect of general principles of equity (regardless of whether such enforceability is considered in a proceeding at equity or at law);
(c)	Securities Laws. The Purchaser is acquiring the Purchased Shares as principal and not as agent and is acquiring the Purchased Shares for investment purposes only and not with a view to resale or distribution. The Purchaser is a resident of the Province of Alberta and is a purchaser described in s.2.4 (private issuer) of National Instrument 45-106.

Section 6              Deliveries.

(1)	Deliveries to the Purchaser. At the Closing, the Vendor shall deliver the following to the Purchaser:
(a)	a certified copy of the resolution of either the directors of the Corporation or shareholders of the Corporation approving the transfer of the Purchased Shares to the Purchaser in accordance with the Corporation’s organizational documents; and
(b)	if the shares of the Corporation are certificated, share certificates representing the Purchased Shares, duly endorsed for transfer to the Purchaser or accompanied by an irrevocable share transfer power of attorney duly executed in blank by the Vendor; or, if the shares of the Corporation are uncertificated, a certified copy of the share register of the Corporation, reflecting Purchaser as the registered owner of the Purchased Shares.

(2)	Deliveries to the Vendor. At the Closing, the Purchaser shall pay to the Vendor by wire transfer of immediately available funds, to an account or accounts designated by Vendor, $3,500,000,000 in full satisfaction of the purchase price.

Section 7                  Survival of Representations, Warranties, Covenants and Agreements.

(1)	The representations and warranties of Vendor contained in this Agreement shall survive the Closing until the date that is fifteen (15) months after the Closing Date; provided, however, that the representations and warranties made pursuant to Section 4(b) (Corporate Authority; Execution and Binding Obligation) and Section 4(c) (Authorized and Issued Capital; Title to Purchased Shares) shall survive until the date that is the third (3rd) anniversary of the Closing Date.
(2)	The representations and warranties of Purchaser contained in this Agreement shall survive the Closing until the date that is fifteen (15) months after the Closing Date; provided, however, that the representations and warranties made pursuant to Section 5(b) (Corporate Authority; Execution and Binding Obligation) shall survive until the date that is the third (3rd) anniversary of the Closing Date.

Section 8                  Conditions to Obligations to Close.

The respective obligations of each Party to effect the transactions contemplated by this Agreement shall be subject to the satisfaction or waiver at or prior to the Closing Date of the conditions set forth in Section 8.1, Section 8.2 (in the case of Purchaser) and Section 8.3 (in the case of Vendor) of the Purchase Agreement, and to the consummation of the C2 Sale immediately following the Corporation Sale, in accordance with the terms of the Purchase Agreement. Neither Party may rely on the failure of any such condition if such failure was caused by the failure of such Party to comply with any provision of this Agreement or the failure of any affiliate of such Party to comply with any provision of the Purchase Agreement.

Section 9                  Termination.

This Agreement shall automatically terminate and become void and have no effect, in the event of any termination of the Purchase Agreement pursuant to Article IX thereof. Neither Party shall have any liability to the other for any termination of this Agreement, the intention of the Parties being that the sole and exclusive remedy for any termination of this Agreement shall the remedies available to Bidco and CIT in Article IX of the Purchase Agreement.

Section 10              Enurement.

This Agreement shall be binding upon and inure to the benefit of the Parties to this Agreement and their respective successors and assigns. No Party to this Agreement may directly or indirectly assign any or all of its rights or delegate any or all of its obligations under this Agreement without the express prior written consent of each other Party to this Agreement.

Section 11              Entire Agreement.

(1)	Except for the Purchase Agreement, (i) this Agreement constitutes the entire agreement between the Parties with respect to the subject matter of this Agreement and supersedes any prior discussion, correspondence, negotiation, proposed term sheet, agreement, understanding or arrangement, and (ii) there are no agreements, understandings, representations or warranties between the Parties other than those set forth or referred to in this Agreement.

(2)	Notwithstanding any provision to the contrary in this Agreement, the Parties hereby acknowledge and agree that neither Vendor nor Purchaser shall have any liability to the other pursuant to the terms of this Agreement following the Closing, the intention of the Parties being that the sole and exclusive remedy for any breach of this Agreement shall be the indemnification provisions in favour of Bidco and CIT in the Purchase Agreement.

Section 12              Amendments and Waivers.

This Agreement may not be modified or amended except by an instrument or instruments in writing signed by the Party against whom enforcement of any such modification or amendment is sought. Either Party to this Agreement may, only by an instrument in writing, waive compliance by the other Party to this Agreement with any term or provision of this Agreement on the part of such other Party to this Agreement to be performed or complied with. The waiver by any Party to this Agreement of a breach of any term or provision of this Agreement shall not be construed as a waiver of any subsequent breach. In the event that any Party seeks an amendment to or waiver of Section 15(4) or the second paragraph of Section 16 that directly relates to and is materially adverse to the Debt Financing Sources (as defined in the Purchase Agreement), the prior written consent of each of the Debt Financing Sources shall be required before any such amendment or waiver may become effective.

Section 13              Further Assurances.

Each of the parties covenants and agrees to do such things, to attend such meetings and to execute such further documents and assurances as may be deemed necessary or advisable from time to time in order to carry out the terms and conditions of this Agreement in accordance with their true intent.

Section 14              Severability.

If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any Party hereto. Upon such a determination, the Parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the Parties as closely as possible in a mutually acceptable manner in order that the transactions contemplated hereby be consummated as originally contemplated to the fullest extent possible.

Section 15              Governing Law.

(1)	This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Delaware, without regard to any choice or conflict of law provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Delaware.

(2)	Each Party irrevocably and unconditionally submits, for itself and its property, to the personal jurisdiction of the Court of Chancery of the State of Delaware, or in the event (but only in the event) that such court does not have subject matter jurisdiction over such Action, the United States District court for the District of Delaware (together with the Court of Chancery of the State of Delaware and the applicable appellate courts, the "Delaware Courts"), in any action or proceeding for preliminary or interim relief in aid of arbitration as provided in Section 15(3)(e) below, and each Party hereby irrevocably and unconditionally (i) agrees not to commence any such action or proceeding except in the Delaware Courts, (ii) agrees that any claim in respect of any such action or proceeding may be heard and determined in the Delaware Courts, (iii) waives, to the fullest extent it may legally and effectively do so, any objection that it may now or hereafter have to the laying of venue of any such action or proceeding in such courts and (iv) waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in such courts. Each Party to this Agreement irrevocably consents to service of process inside or outside the territorial jurisdiction of the courts referred to in this Section 15(2)(i) in the manner provided for notices in Section 17. Nothing in this Agreement will affect the right of any Party to this Agreement to serve process in any other manner permitted by law.
(3)	The Parties hereby agree that in order to obtain prompt and expeditious resolution of all disputes arising out of or relating to this Agreement, including the existence, validity, interpretation or performance of this Agreement or the transactions contemplated by this Agreement (including, for the avoidance of doubt, any claim arising out of or related to the Parties’ relationship, rights, duties and obligations hereunder, whether based on contract, tort or statute, and the substantive or procedural arbitrability of any claim hereunder) (each, a "Dispute"), all Disputes shall be exclusively resolved by final and binding arbitration under the Delaware Rapid Arbitration Act (the "DRAA", 10 Del. C. § 5801 et seq.) and the Delaware Rapid Arbitration Rules promulgated thereunder by the Supreme Court of the State of Delaware ("Rules") in effect at the time of the date of delivery of the notice of arbitration, except as modified herein.
(a)	The arbitral panel shall consist of three arbitrators (the "Tribunal"). The situs of the arbitration shall be the State of Delaware, although the evidentiary and other proceedings shall be conducted in New York (Manhattan), New York. The Tribunal may conduct proceedings in other locations if necessary for the taking of evidence. The language of the arbitration proceedings, and of the arbitral award, shall be the English language. The Parties agree that (A) the claimant(s) and respondent(s) shall each appoint one arbitrator within twenty (20) days of the date of delivery of the notice of arbitration; and (B) the two party-appointed arbitrators shall appoint the third arbitrator, who shall serve as the chair of the Tribunal, within twenty (20) days from the date of the appointment of the second arbitrator. Each member of the Tribunal must be a former judge of the Delaware Supreme Court and/or Delaware Court of Chancery; provided, that in the event a former Delaware judge is unavailable to serve as arbitrator for one or more of the positions on the Tribunal, then the Parties shall submit a petition for the appointment of one or more arbitrators (as needed to complete the three-member Tribunal) to the Court of Chancery of the State of Delaware under Section 5805 of the DRAA. Any arbitrator not timely appointed as provided in clause (A) or (B) of this Section 15(3)(a) shall be appointed by the Delaware Court of Chancery in accordance with Section 5805 of the DRAA. In the event that the Tribunal retains counsel in consultation with the parties hereto under Section 5806 of the DRAA, then such counsel shall be impartial and shall be knowledgeable about and experienced with the practice of law and have had at least fifteen (15) years of legal experience in the area of mergers and acquisitions or complex commercial transactions. Only the Court of Chancery of the State of Delaware shall have the power and authority to appoint a new arbitrator in the event any arbitrator becomes unable to continue as arbitrator for any reason.

(b)	The arbitration shall be deemed commenced when the claimant(s) deliver a notice of arbitration to all of the respondents in the manner provided for notices in Section 17. The Parties agree that the preliminary conference shall be no later than ten (10) days after the constitution of the Tribunal. The Parties agree that any service or written communication (including, the answer, any reply or exchange of information) under the DRAA or the Rules shall be made in a manner provided by Section 17 of this Agreement, or as otherwise agreed by the Parties. In connection with any arbitration proceeding hereunder, the Tribunal shall allow reasonable requests for the production of documents relevant to the dispute and permit the taking of depositions limited to not more than five (5) persons on each side and for not more than six (6) hours in total for the deposition of each such person. Where reasonably necessary, depositions may be taken by videoconference or other telephonic means, or in the jurisdiction where a witness resides or regularly transacts business. The Tribunal may seek to compel the production of evidence from non-parties to the fullest extent permitted by applicable law. The arbitration hearing shall be limited to one (1) day, if the Tribunal deems such limitation appropriate, and provided that the Tribunal, where it considers it appropriate in order to provide any party with a full and fair opportunity to be heard, may require a hearing be held over the course of more than one day, and shall be conducted as soon as reasonably practicable after the constitution of the Tribunal, as determined by the Tribunal.
(c)	For the purposes of DRAA § 5808(b), and all other purposes, the Tribunal shall issue its final award as promptly as practicable, taking into account the nature of the claims and any other facts or circumstances the Tribunal deems relevant, but in no event later than ninety (90) calendar days after the close of the arbitration hearing. The Parties agree that the Tribunal may extend any deadline set forth in Section 15(3)(b) and this Section 15(3)(c) if, in its own discretion, more time is needed in light of the nature of the claims and the relevant facts and circumstances. The Tribunal is authorized to award monetary damages and to grant specific performance of this Agreement and other injunctive relief, including interim relief pending the final award. The Parties hereto shall bear their own costs incurred in connection with the arbitration and share equally the fees and expenses of the Tribunal and the costs of administration.

(d)	The Parties agree that any arbitral panel constituted under the DRAA to resolve any dispute arising under or relating to the Purchase Agreement, the Escrow Agreement or the Guaranty (each as defined in the Purchase Agreement) shall also have jurisdiction over each Party hereto, and may also resolve disputes arising under or relating to this Agreement. The Parties intend that the rights of all parties relating to the enforcement of this Agreement, the Purchase Agreement, the Escrow Agreement or the Guaranty shall be determined as quickly as possible, and no Party shall object to being named as a party to such a proceeding to resolve any Dispute. The Parties further consent and agree that any arbitral panel constituted under the DRAA to resolve a dispute arising under or relating to the Purchase Agreement, the Escrow Agreement or the Guaranty shall also have jurisdiction over each Party hereto, and may also resolve Disputes. The Parties further agree that in the event an arbitral proceeding under this Section 15(3) has been commenced, any dispute arising under or relating to the Purchase Agreement, the Escrow Agreement or the Guaranty thereafter arising shall be consolidated with and into the arbitral proceeding already commenced hereunder; and that in the event an arbitral proceeding has been commenced as provided in the Purchase Agreement, the Escrow Agreement or the Guaranty, any Dispute thereafter arising shall be consolidated with and into the arbitral proceeding already commenced as provided in the Purchase Agreement, the Escrow Agreement or the Guaranty, such that all disputes arising under this Section 15(3), the Purchase Agreement, the Escrow Agreement or the Guaranty shall proceed in one consolidated arbitration; provided, however, an arbitral tribunal constituted under this Section 15(3), the Purchase Agreement, the Escrow Agreement or the Guaranty shall, prior to consolidation of the arbitration proceeding, and after providing all interested parties the opportunity to comment on such consolidation, have the authority to order that consolidation shall not occur if it determines that (i) there are no common questions of law or fact in the arbitrations to be consolidated; (ii) the proceedings in the arbitration before it would be improperly delayed or disrupted, or a party would otherwise suffer undue prejudice, by consolidation; or (iii) consolidation would not be more efficient than separate arbitral proceedings. In order to give effect to consolidation as provided herein, the arbitral tribunal constituted under this Section 15(3), the Purchase Agreement, the Escrow Agreement or the Guaranty shall have the authority to extend its deadline to hold a preliminary conference or render a final award as provided in Section 15(3)(b) and Section 15(3)(c), respectively. For the avoidance of doubt, the presumption shall be in favor of consolidation of all proceedings arising under this Agreement, the Purchase Agreement, the Escrow Agreement or the Guaranty.

(e)	Nothing in this Section 15(3) shall prevent a Party from seeking provisional, interim or conservatory measures in aid of arbitration from the Court of Chancery of the State of Delaware at any time if any such Party believes in good faith that it will suffer irreparable injury before the Tribunal has been appointed or before the Tribunal has had time to render a final award. Any such request by a Party to the Court of Chancery of the State of Delaware for provisional, interim or conservatory measures shall not be deemed incompatible with the agreement to arbitrate in this Section 15(3), the DRAA or a waiver of the right to arbitrate.
(f)	The arbitral award shall be final and non-appealable. Judgment upon the arbitral award may be entered by the Court of Chancery of the State of Delaware or the Superior Court of the State of Delaware in accordance with the DRAA, and enforced in any court of competent jurisdiction. The Parties hereby agree to waive any claim that this agreement to arbitrate is not valid under the Laws of the U.S., any foreign country or any international agreement.
(g)	For the avoidance of doubt, and in furtherance of Section 15 of this Agreement, the Parties hereby acknowledge and agree that any legal proceeding conducted under this Section 15(3) shall be governed by or construed under the laws of the State of Delaware, without regard to principles of conflict of laws and regardless of whether the laws of the State of Delaware govern the Parties’ other rights, remedies, liabilities, powers and duties.
(4)	Notwithstanding anything herein to the contrary, the Parties and the Corporation agree that any action or proceeding of any kind or nature, whether at law or equity, in contract, in tort or otherwise seeking relief against the Debt Financing Sources in connection with this Agreement or that may be based upon, arise out of or relate to the Debt Financing (as defined in the Purchase Agreement), any Alternative Financing (as defined in the Purchase Agreement), the Definitive Agreements (as defined in the Purchase Agreement) or the Debt Commitment Letter (as defined in the Purchase Agreement) (including the transactions contemplated thereby) shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdiction) that would cause the application of the law of any jurisdiction other than the State of New York. The Debt Financing Sources are an express third-party beneficiary of this Section 15(4).

Section 16              Specific Performance.

The Parties agree that, notwithstanding anything herein to the contrary, (i) Vendor shall be entitled to specific performance (or other equitable relief) to cause Purchaser to consummate the transactions contemplated hereby and to effect the Closing to the extent CIT is entitled to, and exercises its right to, specific performance under Section 11.13 of the

Purchase Agreement to cause Bidco to consummate the transactions contemplated by, and to effect the closing of, the transactions contemplated by the Purchase Agreement and (ii) Purchaser shall be entitled to specific performance (or other equitable relief) to cause Vendor to consummate the transactions contemplated hereby and to effect the Closing to the extent Bidco is entitled to, and exercises its right to, specific performance under Section 11.13 of the Purchase Agreement to cause CIT to consummate the transactions contemplated by, and to effect the closing of, the transactions contemplated by the Purchase Agreement. Each of the Parties agrees that it will not oppose the granting of an injunction, specific performance and other equitable relief in such circumstances. Any Party seeking an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement shall not be required to provide any bond or other security in connection with such order or injunction.

Notwithstanding anything to the contrary contained herein, the Vendor agrees, on behalf of itself, its Subsidiaries and the Corporation, that none of the Debt Financing Sources shall have any liability or obligation to the Vendor, any of its Subsidiaries or the Corporation relating to this Agreement or any of the transactions contemplated herein (including the Debt Financing or any Alternative Financing). The Debt Financing Sources are express third-party beneficiaries of this paragraph and this paragraph shall be binding on all successors and assigns of the Vendor, its Subsidiaries and the Corporation.

Section 17              Notices.

All notices and other communications to be given to any Party hereunder shall be sufficiently given for all purposes hereunder if in writing and upon delivery if delivered by hand, one (1) Business Day after being sent by courier or overnight delivery service, three (3) Business Days after being mailed by certified or registered mail, return receipt requested, with appropriate postage prepaid, or when sent in the form of a facsimile and receipt confirmation is received, and shall be directed to the address or facsimile number set forth below (or at such other address or facsimile number as such Party shall designate by like notice):

If to the Vendor:

CIT Group Inc.
11 W. 42nd Street
New York, New York 10036
Attention: Eric Mandelbaum, Deputy General Counsel
Fax No.: (212) 461 5402

with a copy to:

Wachtell, Lipton, Rosen & Katz
51 West 52nd Street
New York, New York 10019
Attention: David C. Karp

                  Brandon C. Price
Fax No.: (212) 403-2000

If to Purchaser:

Avolon Holdings Limited
The Oval, Building 1

Shelbourne Road

Ballsbridge, Dublin 4 Ireland
Attention: Ed Riley
Fax No.: +353 (1) 231 5889

with a copy to:

Weil, Gotshal & Manges LLP
767 Fifth Avenue

New York, New York 10753
Attention: Douglas P. Warner, Esq.
Fax No.: (212) 310-8007

Section 18              Counterparts.

This Agreement may be executed in one or more counterparts, and by the respective Parties in separate counterparts, each of which when executed shall be deemed to be an original but all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Agreement by facsimile shall be as effective as delivery of a manually executed counterpart of this Agreement.

[signatures on next page]

The parties have executed this Share Purchase Agreement as of the date first mentioned above.

CIT TRANSPORTATION HOLDINGS B.V.

By:	/s/ R.C. Elshout
Name: R.C. Elshout Title: Managing Director

1995370 ALBERTA INC.

By:	/s/ JoAnne Archibald
Name: JoAnne Archibald Title: Director

Signature page for Share Purchase Agreement